068 P-2  04/15

SUPPLEMENT DATED APRIL 28, 2015

TO THE prospectus dated October 1, 2014

OF

Franklin K2 Alternative Strategies Fund

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

I. For the Franklin K2 Alternative Strategies Fund, the Fund Summary “Portfolio Managers” section on page 13 is revised as follows:

David C. Saunders

Founding Managing Director, Chief Executive Officer of K2 Advisors and portfolio manager of the Fund since inception (2013).

Brooks Ritchey

Senior Managing Director, Head of Portfolio Construction of K2 Advisors and portfolio manager of the Fund since October 2014.

Robert Christian

Senior Managing Director, Head of Research of K2 Advisors and portfolio manager of the Fund since October 2014.

II. For the Franklin K2 Alternative Strategies Fund, the portfolio management team in Fund Details “Management” section beginning on page 40 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in non-traditional and alternative investment strategies. The portfolio managers of the Fund are as follows:

David C. Saunders   Founding Managing Director and Chief Executive Officer of K2 Advisors

Mr. Saunders has been a portfolio manager of the Fund since inception. He has primary responsibility over all aspects of the Fund's investment portfolio, including but not limited to, the evaluation of and portfolio allocations to sub-advisors, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He founded K2 Advisors in 1994.

Brooks Ritchey      Senior Managing Director and Head of Portfolio Construction of K2 Advisors

Mr. Ritchey has been a portfolio manager of the Fund since October 2014, providing research and advice on the evaluation of and portfolio allocations to sub-advisors, and portfolio risk assessment. He joined K2 Advisors in 2005.

Robert Christian   Senior Managing Director and Head of Research of K2 Advisors

Mr. Christian has been a portfolio manager of the Fund since October 2014, providing research and advice on the evaluation of and portfolio allocations to sub-advisors, and portfolio risk assessment. He joined K2 Advisors in 2010. Prior to joining K2 Advisors, he was the Global Head of Directional Trading Strategies and portfolio advisor to numerous funds at FRM Americas LLC.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

Please keep this supplement with your prospectus for future reference.